Exhibit 99.2

Standard BioTools Activating Strategy to Become a Diversified Leader in Life Sciences Tools O C T O B E R 4 , 2 0 2 3

Legal Information Forward-looking statements This presentation contains forward-looking statements that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those referred to in the forward-looking statements. All statements other than statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) are statements that could be deemed forward-looking statements, although not all forward-looking statements contain these identifying words. Readers should not place undue reliance on these forward-looking statements. Forward-looking statements may include statements regarding the expected timing of the closing of the merger; the ability of the parties to complete the merger considering the various closing conditions; the expected benefits of the merger, including estimations of anticipated cost savings and cash runway; the competitive ability and position of the combined company; the success, cost and timing of the combined company's product development, sales and marketing, and research and development activities; the combined company's ability to obtain and maintain regulatory approval for its products; the sufficiency of the combined company's cash, cash equivalents and short-term investments to fund operations; and any assumptions underlying any of the foregoing. Statements regarding future events are based on the parties’ current expectations and are necessarily subject to associated risks related to, among other things(i) the risk that the merger may not be completed in a timely manner or at all, which may adversely affect Standard BioTools' and SomaLogic's businesses and the price of their respective securities; (ii) uncertainties as to the timing of the consummation of the merger and the potential failure to satisfy the conditions to the consummation of the merger, including obtaining stockholder and regulatory approvals; (iii) the merger may involve unexpected costs, liabilities or delays; (iv) the effect of the announcement, pendency or completion of the merger on the ability of Standard BioTools or SomaLogic to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Standard BioTools or SomaLogic does business, or on Standard BioTools' or SomaLogic's operating results and business generally; (v) Standard BioTools' or SomaLogic's respective businesses may suffer as a result of uncertainty surrounding the merger and disruption of management's attention due to the merger; (vi) the outcome of any legal proceedings related to the merger or otherwise, or the impact of the merger thereupon; (vii) Standard BioTools or SomaLogic may be adversely affected by other economic, business and/or competitive factors, (viii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement and the merger; (ix) restrictions during the pendency of the merger that may impact Standard BioTools' or SomaLogic's ability to pursue certain business opportunities or strategic transactions; (x) the risk that Standard BioTools or SomaLogic may be unable to obtain governmental and regulatory approvals required for the merger, or that required governmental and regulatory approvals may delay the consummation of the merger or result in the imposition of conditions that could reduce the anticipated benefits from the merger or cause the parties to abandon the Merger; (xi) risks that the anticipated benefits of the merger or other commercial opportunities may otherwise not be fully realized or may take longer to realize than expected; (xii) the impact of legislative, regulatory, economic, competitive and technological changes; (xiii) risks relating to the value of the Standard BioTools shares to be issued in the merger; (xiv) the risk that post-closing integration of the merger may not occur as anticipated or the combined company may not be able to achieve the benefits expected from the merger, as well as the risk of potential delays, challenges and expenses associated with integrating the combined company's existing businesses; (xv) exposure to inflation, currency rate and interest rate fluctuations, as well as fluctuations in the market price of Standard BioTools' and SomaLogic's traded securities; (xvi) the lingering effects of the COVID-19 pandemic on Standard BioTools' and SomaLogic's industry and individual companies, including on counterparties, the supply chain, the execution of research and development programs, access to financing and the allocation of government resources; (xvii) the ability of Standard BioTools or SomaLogic to protect and enforce intellectual property rights; and (xviii) the unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Standard BioTools' and SomaLogic's response to any of the aforementioned factors. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information regarding other related risks, see the “Risk Factors” section of Standard BioTools’ most recent quarterly report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on August 8, 2023 and on its most recent annual report on Form 10-K filed with the SEC on March 14, 2023, as well as the “Risk Factors” section of SomaLogic’s most recent quarterly report on Form 10-Q filed with the SEC on August 4, 2023 and on its most recent annual report on Form 10-K filed with the SEC on March 28, 2023. The parties undertake no obligation to revise or update any forward-looking statements for any reason. Additional Information and Where to Find It In connection with the proposed transaction and required stockholder approval, Standard BioTools will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Standard BioTools and SomaLogic that also constitutes a prospectus of SomaLogic. Each of Standard BioTools and SomaLogic also plan to file other relevant documents with the SEC regarding the proposed transaction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Any definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of Standard BioTools and SomaLogic. Standard BioTools’ and SomaLogic’s stockholders are urged to carefully read the joint proxy statement/prospectus (including all amendments, supplements and any documents incorporated by reference therein) and other relevant materials filed or to be filed with the SEC and in their entirety when they become available because they will contain important information about the proposed transaction and the parties to the transaction. Investors and stockholders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at its website at http://www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by SomaLogic by going to SomaLogic’s Investor Relations page on its corporate website at https://investors.somalogic.com or by contacting SomaLogic Investor Relations at investors@somalogic.com or by going to Standard BioTools’ Investor Relations website at http://investors.standardbio.com or contacting Standard BioTools’ Investor Relations department at investors@standardbio.com. Participants in the Solicitation Standard Biotools, SomaLogic and each of their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from SomaLogic’s stockholders with respect to the transaction. Information about SomaLogic’s directors and executive officers, including their ownership of SomaLogic securities, is set forth in the proxy statement for SomaLogic’s 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 25, 2023, Current Reports on Form 8-K, which were filed with the SEC on June 6, 2023, as amended on June 14, 2023, and June 9, 2023, and SomaLogic’s other filings with the SEC. Information concerning Standard BioTools’ directors and executive officers is set forth in Standard BioTools’ proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2023, Current Reports on Form 8-K, which were filed with the SEC on May 3, 2023, May 15, 2023, June 16, 2023 and July 28, 2023, and Standard BioTools’ other filings with the SEC. Investors may obtain more detailed information regarding the direct and indirect interests of SomaLogic and its respective executive officers and directors in the transaction, which may be different than those of SomaLogic stockholders generally, by reading the preliminary and definitive proxy statements regarding the transaction, which will be filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov, by going to SomaLogic’s Investor Relations page on its corporate website at https://investors.somalogic.com or by contacting SomaLogic Investor Relations at investors@somalogic.com or by going to Standard BioTools’ Investor Relations website at http://investors.standardbio.com or contacting Standard BioTools’ Investor Relations department at investors@standardbio.com. No Offer or Solicitation This presentation and the accompanying oral presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed transaction with SomaLogic, Inc. (the “Proposed Transaction”) or otherwise. 2

Legal Information 3 Non-GAAP financial information This presentation includes certain financial information in accordance with U.S. GAAP and also on a non-GAAP basis for the three-month periods ended June 30, 2023 and June 30, 2022, and for the fiscal years ended December 31, 2021 and 2022. Management believes that non-GAAP financial measures, taken in conjunction with GAAP financial measures, provide useful information for both management and investors by excluding certain non-cash and other expenses that are not indicative of the company’s core operating results. Management uses non-GAAP measures to compare the company’s performance relative to forecasts and strategic plans and to benchmark the company’s performance externally against competitors. The time and amount of certain material items needed to estimate non-GAAP financial measures are inherently unpredictable or outside of our control. Material changes to any of these items could have a significant effect on guidance and future GAAP results. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of the company’s operating results as reported under U.S. GAAP. Standard BioTools encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. We have not reconciled our non-GAAP gross margin and adjusted EBITDA for 2023E PF and 2026E PF because certain items that impact these figures are uncertain or out of our control and cannot be reasonably predicted. Trademarks Standard BioTools, the Standard BioTools logo, Fluidigm, the Fluidigm logo, the CyTOF XT logo, “Unleashing tools to accelerate breakthroughs in human health,” CyTOF, CyTOF XT, Hyperion, Hyperion XTi, Imaging Mass Cytometry, IMC, and XTi are trademarks and/or registered trademarks of Standard BioTools Inc. (f.k.a. Fluidigm Corporation) or its affiliates in the United States and/or other countries. All other trademarks are the sole property of their respective owners. Standard BioTools products are provided for Research Use Only. Not for use in diagnostic procedures.

Transaction Overview

Consideration	• All-stock merger • SLGC shareholders to receive 1.11 LAB shares per share of SLGC • >$1B pro-forma equity value based on SBI closing share price on October 3, 2023
Company Name / Ticker	• Standard BioTools / LAB
Financial Benefits	• $80M cost synergies by 2026(1) • >$500M in cash at close(2)
Ownership	• LAB shareholders to own ~43% of combined entity (incl. Series B preferred stock) • SLGC shareholders to own ~57% of combined entity
Management & Board	• Michael Egholm and Jeff Black, current CEO and CFO of LAB, respectively, will be the CEO and CFO of the Combined Company • Tom Carey, current director of SLGC, will be the Chairman of the Combined Company • Combined Company Board will be composed of 3 current directors of LAB, including Michael Egholm as CEO, 3 current directors of SLGC, including Tom Carey as the Chairman, and Eli Casdin will continue to serve as a director of LAB
Timing	• Expected transaction close in Q1'24 • Subject to shareholder approvals, regulatory approvals, other customary closing conditions • Shareholders representing ~16% of LAB and ~1% of SLGC, including the directors and executive officers of each company and affiliated investment funds, have entered into supportive voting agreements

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(1) Assumes transaction close in Q1 2024. Total cost synergies exclude non-cash, restructuring-related and other non-recurring costs for each of Standard BioTools and SomaLogic.
(2) Based on assumed Q1 2024 close and estimated combined cash balance of Standard BioTools and SomaLogic, less estimated transaction costs.

STANDARD BIOTOOLS™

SBI: Forging Next Generation of Leadership in Life Science Tools & Solutions

STANDARD BIOTOOLS™

Applying necessary building blocks to build a diversified tools powerhouse

World-class team
Deep industry, operational & integration expertise

SBS(1) principles
Entrenched operating discipline drives execution and profitability

Capital
Backed by leading Life Sciences investors with deep capital reserves

Broad 'omic reach
Instruments, consumables, software and services

Differentiated tech
Highest plex, highest data quality in flow cytometry & spatial biology

Disciplined M&A
Evaluating opportunities to increase scale and leverage

Strong Progress in 1H 2023(2)

17% revenue growth(3)

>1,000 bps improvement in non-GAAP gross margin

>60% improvement in operating cash use

$100-105M Increased 2023E Revenue Guidance

$142M Q2 2023 Cash balance

✓ M&A strategy activated; evaluating opportunities

(1) SBS = Standard BioTools Business Systems, a culture of continuous improvement to achieve world class operational excellence and exceptional customer value based on lean principles. (2) Reflects Standard BioTools performance through the 6 months ending June 30, 2023. (3) Revenue growth reflects impact of $1.6 million revenue offset to establish return reserve for discontinued product line in the Genomics business.

5 STANDARD BIOTOOLS™

6 SomaLogic Powers Comprehensive Proteomic Insights $80-84M 2023E Revenue Guidance $474M Q2 2023 Cash balance Partnership expected to launch in 2025 185 SomaScan Services customers, 15 certified sites and relationships with 9 of the top 20 biopharmaceutical companies Blue-Chip Customer Base Highest plex, highest data quality, most reliable serum proteome tool 757 clinical publications and protected by >600 patents Measures 7K proteins from 55-µL sample (over 2x more than alternatives); 10K launching soon Validated & Patented Proteomics Expertise Differentiated technology Scientific brilliance focused on innovation, partnership, and power of proteomics Growing Footprint Expands SOMAmer utilization 15 certified sites with leading CROs accelerating scale-up of kit sales

7 MANY Great Emerging Life Sciences Tools Technologies – Highly Fragmented… …FEW Built to Scale Profitably • Developing, manufacturing, supporting customers, and commercializing technology is costly • Leveraging infrastructure costs requires deep operating expertise • Need for sufficient capital Vast Life Sciences Tools Market with Healthy Economics Growth Profitability FU T U R E + T O D A Y L A S T Y E A R Large portion of $100B industry underserved by larger players focused on mature technologies

Shared Mission to Advance Life Sciences Research

STANDARD BIOTOOLS + somalogic

- Differentiated technology for translational proteomics, spatial biology and genomics
- Broad product design, development and manufacturing expertise (hardware, software, consumables)
- Seasoned LS Tools leadership
- SBS culture and LEAN principles

- Highest-plex, highest data integrity technology
- Strong biopharma presence
- Leading services infrastructure
- First genomics / proteomics partnership (Illumina)
- Ample cash balance

= Scaled Leader in Multi-omic Life Sciences Tools

Tech Leadership
Diverse portfolio of multiomic solutions with highest plex and highest data quality

Lucrative Markets
Targets large, high-growth markets with differentiated technologies

Complementary
Customer mix maximizes cross-sell opportunities & expands relationships

Immediate Scale
Scale step-change, SBS foundation and synergies accelerate profitability

Financially Attractive
$80M run-rate synergies(1) by 2026 and >$500M cash at close(2)

Proven Model
World-class leadership and operating discipline to create meaningful value

(1) Assumes transaction close in Q1 2024. Total cost synergies exclude non-cash, restructuring-related and other non-recurring costs for each of Standard BioTools and SomaLogic.
(2) Based on assumed Q1 2024 close and estimated combined cash balance of Standard BioTools and SomaLogic, less estimated transaction costs.

8 STANDARD BIOTOOLS™

Complementary Multi-omic Technology Platform

Expands commercial reach with combined capabilities and offerings

Complementary Capabilities

	STANDARD BIOTOOLS	somalogic
End Markets	~80% Academic research	~65% Biopharma research
Offering	Services / Instruments / Consumables	Consumables / ~85% Services *(SomaScan)*









Combined Multi-omic Portfolio

Proteomics

Serum Proteome (somalogic)	Protein measurement & identification, proteomics knowledge & applications
Flow Cytometry (Standard BioTools)	High-parameter, single-cell protein analysis system and related assays
Spatial Biology (Standard BioTools)	High-plex, spatial biology platform & related assays for imaging of tissue and cells

Genomics Workstation (Standard BioTools)	High throughput, nanoscale workflow automation and assay detection system, and related assays

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STANDARD BIOTOOLS™

Accelerated Path to Scale and Profitability

Pro-forma Financial Profile

STANDARD BIOTOOLS + somalogic

2023E (1)	Combination Impacts	2026E
$180-189M Revenue	**Double-digit** Annual revenue growth with synergies	**$300M+** Revenue
53% Non-GAAP gross margin (based on 1H 2023 results)	**$80M** Run-rate cost synergies 2023E-2026E(2)	**~65%** Non-GAAP gross margin
Negative Adjusted EBITDA	**Disciplined** Expense and cash management	**>10%** Adjusted EBITDA margin
>$500M Cash balance		**$350M+** (3) Cash Balance

(1) Assumes Q1 2024 close. 2023E revenue ranges based on full year guidance. Reflects 1H 2023 pro forma adjusted gross margin. Reflects estimated cash balance as of closing, net of transaction fees.
(2) Compared to annualized run-rate based on 1H 2023 results. Total cost synergies exclude non-cash, restructuring-related and other non-recurring costs for each of Standard BioTools and SomaLogic.
(3) Assumes existing Standard BioTools convertible notes are converted to equity at matuirty, or refinanced

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STANDARD BIOTOOLS™

11 Combined Leadership Michael Egholm Chief Executive Officer Alex Kim Chief Operating Officer Adam Taich SLGC: Interim CEO Shane Bowen SLGC: Chief R&D Officer Significant life sciences tools & operational experience & track record of integration execution LAB: Chief Strategy Officer LAB: Chief Technology Officer Jeffrey Black Chief Financial Officer LEADERSHIP 7-MEMBER BOARD CHAIR Thomas Carey Michael Egholm Frank Witney Fenel Eloi Kathy Hibbs Troy Cox Eli Casdin P&M Capital Partners Carey Advisors

STANDARD BIOTOOLS

somalogic

A Compelling Combination

Tech Leadership
Establishes diverse portfolio of multi-omic solutions with highest plex and data quality

Lucrative Markets
Targets large, high-growth markets with differentiated technologies

Complementary
Symbiotic customer mix maximizes cross-selling opportunities and expands relationships

Immediate Scale
Scale step-change, SBS and synergies accelerate path to profitability

Financially Attractive
$80M run-rate synergies[(1)] by 2026 and >$500M cash at close[(2)]

Proven Model
World-class leadership and operating discipline to create meaningful value

(1) Compared to annualized run-rate based on 1H 2023 results. Total cost synergies exclude non-cash, restructuring-related and other non-recurring costs for each of Standard BioTools and SomaLogic.
(2) Based on assumed Q1 2024 close and estimated combined cash balance of Standard BioTools and SomaLogic, less estimated transaction costs

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Standard BioTools Appendix

Complementary Multi-omic Technology Platform

Differentiated throughput, reliability and data integrity

Proteomic Platform | **Genomics Workstation**

Serum Proteome	Flow Cytometry	Spatial Biology	Genomics Workstation
somalogic	STANDARD BIOTOOLS	STANDARD BIOTOOLS	STANDARD BIOTOOLS

somalogic



SomaScan ® Assay

Protein measurement & identification, proteomics knowledge & applications

STANDARD BIOTOOLS


CyTOF XT



CyTOF® XT
Flow Cytometry

Maxpar®
assays and kits

High-parameter, single-cell protein analysis system and related assays

STANDARD BIOTOOLS


HYPERION XTi

Hyperion™ XTi
Spatial Biology Platform

High-plex, spatial biology platform & related assays for imaging of tissue and cells

STANDARD BIOTOOLS





Biomark X9™
High-Throughput Genomics System

Integrated Fluidic Circuit

High throughput, nanoscale workflow automation and assay detection system, and related assays

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STANDARD BIOTOOLS™

15 Non-GAAP Reconciliation Gross Margin 1H 2022 1H 2023 GAAP Gross Profit ($M) $16.7 $25.9 Add: Amortization on Technology in COGS $5.6 $5.6 Add: Depreciation and Amortization in COGS $0.6 $0.7 Add: Stock-Based Comp in COGS $0.3 $0.5 Non-GAAP Gross Profit $23.2 $32.7 GAAP Gross Margin 36.8% 49.1% Add: Amortization on Technology in COGS 12.4% 10.6% Add: Depreciation and Amortization in COGS 1.4% 1.3% Add: Stock-Based Comp in COGS 0.7% 0.9% Non-GAAP Gross Margin 51.3% 61.9% Numbers may not add and percentages may not foot due to rounding. | Figures are derived from Condensed Consolidated Statements of Operations as reported in the Company’s Reports on Form 10-Q for the relevant periods.